UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2017

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2017 (the “Effective Date”), the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved an executive retention bonus plan (the “Retention Bonus Plan”) to provide equity and cash incentives (the “Retention Awards”) for our named executive officers, other than our Chief Executive Officer, and other senior officers. The Retention Bonus Plan provides an opportunity to earn Retention Awards consisting of cash and the grant of restricted shares of the Company’s common stock for participants who continue employment with the Company through the earlier of the following: (i) an Involuntary Termination (as defined in the Retention Bonus Plan), (ii) the 12 month anniversary of a Change of Control (as defined in the Retention Bonus Plan) or (iii) the 24 month anniversary of the Effective Date. If the equity portion of the Retention Awards are not assumed, continued, converted or replaced by the surviving or successor entity in connection with the Change in Control, then the equity will immediately vest upon the closing of such Change in Control transaction. The Committee will administer the Retention Bonus Plan.

If at any time prior to the 24 month anniversary of the Effective Date, the volume-weighted average of the Company’s Common Stock closing price for 20 consecutive trading days (i) exceeds $30, the Retention Awards, once vested, will pay out above the original target amounts by 125% and (ii) exceeds $35, then the Retention Awards, once vested, will pay out above the original target amounts by 150% for such participants.

The following named executive officers are eligible to receive Retention Awards in the following amounts, though other executives are also eligible to participate:

			$30 Stock Price (125%)		$35 Stock Price (150%)
Participant	Target Cash	Target Shares	Cash	Shares	Cash	Shares
Bob Garcia	$475,000	39,500	$593,750	49,375	$712,500	59,250
Ronald Prague	$330,000	27,500	$412,500	34,375	$495,000	41,250
Chris Putnam	$340,000	28,350	$425,000	35,438	$510,000	42,525
Larry Irving	$425,000	32,700	$531,250	40,875	$637,500	49,050

The foregoing summary of the Retention Bonus Plan is qualified in its entirety by reference to the Retention Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Retention Bonus Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving

		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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